POWER OF ATTORNEY



I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1995 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



   2/26/96                           /s/ Arthur H. Bryant, II
-------------                        ------------------------------
    DATE                                        DIRECTOR

                              POWER OF ATTORNEY



I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1995 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



   2/26/96                           /s/ John J. Armstrong
-------------                        ------------------------------
    DATE                                        DIRECTOR

                              POWER OF ATTORNEY



I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1995 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



   2/26/96                           /s/ C. Hugh Bloom
-------------                        ------------------------------
    DATE                                        DIRECTOR

                              POWER OF ATTORNEY



I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1995 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



   2/26/96                           /s/ Magalen O. Bryant
-------------                        ------------------------------
    DATE                                        DIRECTOR

                              POWER OF ATTORNEY



I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1995 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



   2/26/96                           /s/ Robert L. Burrus, Jr.
-------------                        ------------------------------
    DATE                                        DIRECTOR

                              POWER OF ATTORNEY



I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1995 and any amendment which such attorney or attorney-in-fact may deemvappropriate or necessary.



   2/26/96                           /s/ Max C. Chapman, Jr.
-------------                        ------------------------------
    DATE                                        DIRECTOR

                              POWER OF ATTORNEY



I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1995 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



   2/26/96                           /s/ R. Michael McCullough
-------------                        ------------------------------
    DATE                                        DIRECTOR

                              POWER OF ATTORNEY



I hereby appoint James T. Holland my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1995 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



   2/26/96                           /s/ Stephen P. Munn
-------------                        ------------------------------
    DATE                                        DIRECTOR